UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2025
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UNDER ARMOUR, INC.
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Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Performance Drive, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 468-2512
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	UAA	New York Stock Exchange
Class C Common Stock	UA	New York Stock Exchange
(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.02. Termination of a Material Definitive Agreement.

On August 18, 2025, Under Armour, Inc. (the “Company”) irrevocably deposited with Wilmington Trust, National Association (the “Trustee”) sufficient funds to satisfy and discharge the Company’s 3.250% Senior Notes due 2026 (the “Notes”) issued pursuant to the First Supplemental Indenture dated as of June 13, 2016 (the “Supplemental Indenture”), which supplements the Indenture dated as of June 13, 2016 (the “Base Indenture” and, as supplemented by the Supplemental Indenture, the “Indenture”) between the Company and the Trustee in accordance with its terms, and the Trustee acknowledged such satisfaction and discharge on August 18, 2025. As a result, the Company was released from its remaining obligations under the Notes and the Indenture, other than those obligations in the Indenture that expressly survive satisfaction and discharge. Since the principal amount of the Notes will not be repaid to bondholders until the Notes mature on June 15, 2026 (the “Maturity Date”), the Notes will remain on the Company’s balance sheet until the Maturity Date and the amounts irrevocably deposited with the Trustee in order to satisfy and discharge the Indenture will appear as “Restricted Investments” on the Company’s balance sheet until the Maturity Date.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.
101	XBRL Instance Document - The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: August 19, 2025	By:	/s/ David E. Bergman
David E. Bergman
Chief Financial Officer